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EXHIBIT 24

POWER OF ATTORNEY
(1986 Stock Plan)

    The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 6,223,514 shares of Mentor Graphics common stock reserved for issuance under the 1986 Stock Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 19, 2000.

                      WALDEN C. RHINES

                      Signature
                      Walden C. Rhines

EXHIBIT 24

POWER OF ATTORNEY
(1986 Stock Plan)

    The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 6,223,514 shares of Mentor Graphics common stock reserved for issuance under the 1986 Stock Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 15, 2000.

                      GREGORY K. HINCKLEY

                      Signature
                      Gregory K. Hinckley

EXHIBIT 24

POWER OF ATTORNEY
(1986 Stock Plan)

    The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 6,223,514 shares of Mentor Graphics common stock reserved for issuance under the 1986 Stock Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 14, 2000.

                      TONY ADRIAN

                      Signature
                      Tony Adrian

EXHIBIT 24

POWER OF ATTORNEY
(1986 Stock Plan)

    The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 6,223,514 shares of Mentor Graphics common stock reserved for issuance under the 1986 Stock Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 22, 2000.

                      Marsha B. Congdon

                      Signature
                      Marsha B. Congdon

EXHIBIT 24

POWER OF ATTORNEY
(1986 Stock Plan)

    The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 6,223,514 shares of Mentor Graphics common stock reserved for issuance under the 1986 Stock Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 19, 2000.

                      JAMES R. FIEBIGER

                      Signature
                      James R. Fiebiger

EXHIBIT 24

POWER OF ATTORNEY
(1986 Stock Plan)

    The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 6,223,514 shares of Mentor Graphics common stock reserved for issuance under the 1986 Stock Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 19, 2000.

                      DAVID A. HODGES

                      Signature
                      David A. Hodges

EXHIBIT 24

POWER OF ATTORNEY
(1986 Stock Plan)

    The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 6,223,514 shares of Mentor Graphics common stock reserved for issuance under the 1986 Stock Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 20, 2000.

                      KEVIN MCDONOUGH

                      Signature
                      Kevin McDonough

EXHIBIT 24

POWER OF ATTORNEY
(1986 Stock Plan)

    The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 6,223,514 shares of Mentor Graphics common stock reserved for issuance under the 1986 Stock Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 19, 2000.

                      FONTAINE K. RICHARDSON

                      Signature
                      Fontaine K. Richardson

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